CHUKCHANSI ECONOMIC DEVELOPMENT AUTHORITY

                           Offer for all outstanding
                    14 1/2% Series A Senior Notes due 2009
                                in exchange for
                    14 1/2% Series B Senior Notes due 2009
                          which have been registered
                 under the Securities Act of 1933, as amended

                   Pursuant to the Prospectus, dated , 2003

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  |     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON   |
  |           , 2003 UNLESS EXTENDED.                                         |
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To Our Clients:

         Enclosed for your consideration is a Prospectus, dated , 2003 (the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") of the Chukchansi Economic Development Authority (the "Authority"), a wholly-owned enterprise of the Picayune Rancheria of Chukchansi Indians (the "Tribe") to exchange its 14.5% Series B Senior Notes due 2009, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), for its outstanding 14.5% Series A Senior Notes due 2009 (the "Old Notes"), upon the terms and subject to the conditions described in the Prospectus and the Letter of Transmittal. The Exchange Offer is being made in order to satisfy certain obligations of the Authority contained in the Registration Rights Agreement dated October 8, 2002, by and among the Authority, the Tribe and the initial purchasers referred to therein.

         This material is being forwarded to you as the beneficial owner of the Old Notes held by us for your account but not registered in your name. A TENDER OF SUCH OLD NOTES MAY ONLY BE MADE BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS.

         Accordingly, we request instructions as to whether you wish us to tender on your behalf the Old Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal.

         Your instructions should be forwarded to us as promptly as possible in order to permit us to tender the Old Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 P.M., New York City time, on , 2003 (the "Expiration Date"), unless extended by the Authority. Any Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.

         Your attention is directed to the following:

              1. The Exchange Offer is for any and all Old Notes.

              2. The Exchange Offer is subject to certain conditions set forth in the Prospectus in the section captioned "The Exchange Offer -- Conditions to the Exchange Offer."

              3. Any transfer taxes incident to the transfer of Old Notes from the holder to the Authority will be paid by the Authority, except as otherwise provided in the Instructions in the Letter of Transmittal.

              4. The Exchange Offer expires at 5:00 P.M., New York City time, on , 2003, unless extended by the Authority.

         If you wish to have us tender your Old Notes, please so instruct us by completing, executing and returning to us the instruction form on the back of this letter. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATION ONLY AND MAY NOT BE USED DIRECTLY BY YOU TO TENDER OLD NOTES.

                                 INSTRUCTIONS


         The undersigned acknowledge(s) receipt of your letter and the enclosed materials referred to therein relating to the Exchange Offer of the Chukchansi Economic Development Authority with respect to the Old Notes.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer all right, title and interest in the Old Notes and to acquire the New Notes, issuable upon the exchange of such Old Notes, and that, when such validly tendered Old Notes are accepted by the Authority for exchange, the Authority will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

         By completing, executing and delivering these Instructions, the undersigned hereby makes the acknowledgments, representations and warranties referred to above and instructs you to tender the Old Notes held by you for the account of the undersigned, upon the terms and subject to the conditions and conditions set forth in the Prospectus and Letter of Transmittal.

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|                     OLD NOTES WHICH ARE TO BE TENDERED                     |
|----------------------------------------------------------------------------|
|    CERTIFICATE NUMBERS   |  PRINCIPAL AMOUNT   |    OLD NOTES ARE TO BE    |
|                          |                     |       TENDERED            |
|                          |                     |    ("YES" OR "NO")*       |
|--------------------------|---------------------|---------------------------|
|                          |                     |                           |
|--------------------------|---------------------|---------------------------|
|                          |                     |                           |
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| * Unless otherwise indicated, "yes" will be assumed.                       |
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

                                   IMPORTANT
                               PLEASE SIGN HERE
                  (To Be Completed by All Tendering Holders)

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|THE COMPLETION, EXECUTION AND TIMELY DELIVERY OF THESE INSTRUCTIONS WILL BE   |
|DEEMED TO CONSTITUTE AN INSTRUCTION TO TENDER OLD NOTES AS INDICATED ABOVE.   |
|                                                                              |
|                                                                              |
|Signature(s) _________________________________________________________________|
|                                                                              |
|Name(s) (Please Print) _______________________________________________________|
|                                                                              |
|Address ______________________________________________________________________|
|                                                                              |
|Zip Code _____________________________________________________________________|
|                                                                              |
|Area Code and Telephone No. __________________________________________________|
|                                                                              |
|Tax Identification or Social Security No. ____________________________________|
|                                                                              |
|My Account Number with You ___________________________________________________|
|                                                                              |
|Date _________________________________________________________________________|
|                                                                              |
|                                                                              |
|(Must be signed by the registered holder(s) of the Old Notes exactly as its   |
|(their) name(s) appear(s) on certificate(s) or on a security position listing,| |or by the person(s) authorized to become registered holder(s) by endorsement |
|and documents transmitted herewith. If signature is by a trustee, executor,   |
|administrator, guardian, attorney-in-fact, officer or other person acting in a|
|fiduciary or representative capacity, such person must set forth his or her   |
|full title next to his or her name above. See Instruction 3 to the Consent and|
|Letter of Transmittal.)                                                       |
|                                                                              |
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